SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 7, 2002
                        (Date of earliest event reported)


                             NUPRO INNOVATIONS INC.
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-28433                                          84-0893269
(Commission File Number)                    (IRS Employer Identification Number)


                            3296 EAST HEMISPHERE LOOP
                                 TUCSON, ARIZONA
                                   85706-5013
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (520) 547-3510
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     The Company is furnishing this Report on Form 8-K in connection with a Representative Agreement in Romania and negotiations of a venture in the European Union. On January 7, 2002, the Company, entered into a Representative Agreement with ADS Consulting SRL, a Romanian entity, for the purpose of developing a market for the NuProTM material in the housing industry of the country of Romania. Pursuant to the agreement, ADS Consulting SRL shall secure certification of the NuProTM material and its applications in the housing industry in Romania within six months of the date of the agreement and obtain contracts for the construction of (i) 5,000 houses within 12 months from the certification date, (ii) 10,000 houses within 24 months from the certification date, and (iii) 20,000 houses within 36 months from the certification date. The Company is in the process of seeking potential venture partners in Europe to manufacture its products in that region.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release dated January 30, 2002 on Representative Agreement for Romanian Housing Industry.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NUPRO INNOVATIONS INC.


Date: January 30, 2002                 By: /s/ Luba Veselinovic
      ------------------------             ------------------------------------
                                           Luba Veselinovic
                                           President and Chief Executive Officer